                                                                 Exhibit 10.12


                       FOURTH AMENDMENT TO CREDIT AGREEMENT


       This   FOURTH   AMENDMENT   TO  CREDIT   AGREEMENT   (this "Amendment"),
dated as of June 14, 1995, is by and among CARLISLE PLASTICS, INC., a Delaware corporation, as Borrower, A&E PRODUCTS (FAR EAST) LTD., a Hong Kong corporation, PLASTICOS BAJACAL S.A. DE C.V., a Mexican corporation, RHINO-X INDUSTRIES, INC., a Delaware corporation, A&E KOREA, LTD., a Delaware corporation, and AMERICAN WESTERN CORPORATION, a Delaware corporation, collectively as the Co-Obligors, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and as Lender.

                                    RECITALS

           A. The parties hereto are parties to that certain Credit Agreement, dated as of March 9, 1994, as amended by that certain First Amendment to Credit Agreement and Security Agreement, dated as of April 14, 1994, that Second Amendment to Credit Agreement dated as of April 15, 1994 and that Third Amendment to Credit Agreement dated as of October 25, 1994 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrower;

           B. Borrower and Co-Obligors desire, and Agent is willing, to further amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment; and

           C. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in Schedule A to the Credit Agreement; this Amendment shall constitute a Loan Document; these Recitals shall be construed as part of this Amendment.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          1.   Amendment of the Credit Agreement.

         1.1 Schedule 6.11 to the Credit Agreement is hereby amended by deleting in its entirety clause (a) thereof and by substituting therefor the following:

                (a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                            Aggregate Maximum
                Period Covered             Capital Expenditures

            January 1, 1994 through          $ 19,400,000
            December 31, 1994

            January 1, 1995 through            16,000,000
            December 31, 1995

            January 1, 1996 through            12,000,000
            December 31, 1996

            January 1, 1997 through            12,000,000
            December 31, 1997

           1.2 Schedule 11.10 to the Credit Agreement is hereby amended by changing the address for notices to Borrower in clause (a) thereof to the following:

                    Carlisle Plastics, Inc.
                    1314 North Third Street
                    Phoenix, Arizona  85004-1751
                    Attention:  Patrick J. O'Leary
                    Telecopy No.: (602) 407-2177

           2. Conditions to Effectiveness. This Amendment shall not become effective, and Agent and Lenders shall have no obligation hereunder, until the following conditions shall have been satisfied in full, in Agent's sole discretion:

           (a) Agent shall have received original counterparts of this Amendment, duly executed by each party hereto; and

           (b) on and as of the date hereof, the representations and warranties of Borrower made pursuant to Section 3 hereof shall be true, accurate and complete in all respects.

           3. Representations and Warranties of Borrower. In order to induce Agent and Lender to enter into this Amendment, Borrower hereby makes the following representations and warranties, each of which shall survive the execution and delivery of this Amendment:

           (a) as of the date hereof, no Default or Event of Default has occurred and is continuing and, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing;

           (b) as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower and each of the Co-Obligors contained in the Loan

      Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date; and

           (c) the execution, delivery and performance by Borrower and each of the Co-Obligors of this Amendment and each of the agreements, schedules, exhibits, certificates, documents and other instruments attached hereto, described herein or contemplated hereby to which such Person is a party are within its corporate power and have been duly authorized by all necessary corporate action on the part of such Person (including, without limitation, resolution of the board of directors and, as applicable, the stockholders, of such Person), and this Amendment and such agreements, schedules, exhibits, certificates, documents and instruments are the legal, valid and binding obligation of each such Person enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

           4.   Reference to and Effect on the Credit Agreement.

           4.1 Except as specifically amended above, the Credit Agreement and each of the Schedules thereto shall remain in full force and effect and the Credit Agreement (including Schedule 6.11, Financial Covenants and Schedule 11.10, Notice Addresses), as amended by this Amendment, is hereby ratified and confirmed in all respects.

           4.2 Except to the extent the Credit Agreement has been amended by the terms hereof or as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

           4.3   Upon the effectiveness of this Amendment each reference in
(a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement," shall, in each case, mean and be a reference to the Credit Agreement (including
Schedule 6.11, Financial Covenants and Schedule 11.10, Notice Addresses), as amended hereby.


           5.   Miscellaneous.

           5.1 Fees and Expenses. Borrower agrees to pay on demand all fees, costs and expenses incurred by or otherwise due to Agent in connection with the preparation, execution and delivery of this Amendment, together with all fees, costs and expenses incurred by or otherwise due to Agent prior to the date hereof which are payable by Borrower pursuant to the Credit Agreement.

           5.2 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           5.3 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

           5.4 GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                     *      *      *      *

     IN WITNESS WHEREOF, each party hereto has caused this Fourth Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and Lender

                              By: /s/ CATHARINE L. MIDKIFF
                                  ------------------------------
                                  Catharine L. Midkiff
                                  Vice President Commercial Finance

                              CARLISLE PLASTICS, INC.

                              By: /s/ CHERYL SAUTER
                                  ------------------------------
                                  Cheryl Sauter
                                  Treasurer

                              A&E PRODUCTS (FAR EAST) LTD.

                              By: /s/ PATRICK J. O'LEARY
                                  ------------------------------
                                  Patrick J. O'Leary
                                  Director

                              PLASTICOS BAJACAL S.A. DE C.V.

                              By: /s/ CLIFFORD A. DEUPREE
                                  ------------------------------
                                  Clifford A. Deupree
                                  Sole Administrator

                              RHINO-X INDUSTRIES, INC.

                              By: /s/ CHERYL SAUTER
                                  ------------------------------
                                  Cheryl Sauter
                                  Treasurer

                              A&E - KOREA, LTD.

                              By: /s/ PATRICK J. O'LEARY
                                  ------------------------------
                                  Patrick J. O'Leary
                                  VP, Secretary & CFO

                              AMERICAN WESTERN CORPORATION

                              By: /s/ CHERYL SAUTER
                                  ------------------------------
                                  Cheryl Sauter
                                  Treasurer